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                                                                    EXHIBIT 23.1
                                                                    ------------

[KPMG PEAT MARWICK LLP LOGO]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


The Board of Directors
MAF Bancorp, Inc.

We consent to the use of our report dated January 29, 1998 incorporated herein by reference and to the reference to our firm under the heading "Experts" in Form S-4 filed by MAF Bancorp, Inc.


                                        /s/ KPMG Peat Marwick LLP


Chicago, Illinois
November 2, 1998